Exhibit 99.1

Press Release

Contacts:

Investors:	William Kuser	203-5–73-2213
Media:	Mary Ann Dunnell	203-573-3034

Chemtura Reports Fourth Quarter and Full Year Results

MIDDLEBURY, CT – February 9, 2006 - Chemtura Corporation (NYSE: CEM) reported today a loss from continuing operations for the fourth quarter of 2005 of $91.3 million, or $0.38 per share and pro forma adjusted earnings from continuing operations of $8.6 million or $0.04 per share.  The loss from continuing operations includes a $36.2 million tax charge for one-time dividends received under the Foreign Earnings Repatriation provisions of the American Jobs Creation Act of 2004.  The loss from continuing operations before income taxes was approximately $3.6 million lower due to lost revenue and higher costs relating to a fire at the Company’s Geismar, LA facility.

Pro forma adjusted earnings from continuing operations for the fourth quarter of 2005 exclude pre-tax charges of $17.2 million for merger costs resulting from the merger with Great Lakes Chemical Corporation on July 1, 2005 (“the merger”), a $44.2 million loss on the early extinguishment of debt, antitrust costs of $29.7 million, $1.9 million for additional depreciation due to the change in the useful life of certain assets at one of the Company’s manufacturing facilities, and offsetting pre-tax credits of $1.6 million for facility closures, severance and related costs and a $3.2 million gain from a previously divested business.

The following is a summary of the fourth quarter and full year results on a GAAP basis:

	Fourth Quarter			Full Year
(In millions)	2005	2004	% change	2005	2004	% change
Net Sales (a)	$876.1	$574.3	53%	$2,986.6	$2,285.2	31%
Operating profit (loss)	$3.3	$(90.3)	104%	$61.1	$(73.8)	183%
Loss from continuing operations	$(91.3)	$(57.0)	(60)%	$(183.2)	$(42.0)	(336)%
Diluted loss per share from continuing operations	$(0.38)	$(0.50)	24%	$(1.03)	$(0.37)	(178% )

The following is a summary of the fourth quarter and full year results on a pro forma adjusted basis, which reflects the impact of the merger as if it occurred at the beginning of the respective periods and excludes certain non-GAAP adjustments, which have been set forth in the supplemental disclosures attached to this press release:

	Fourth Quarter			Full Year
(In millions)	2005	2004	% change	2005	2004	% change
Pro forma adjusted sales (a)	$876.1	$985.1	(11)%	$3,898.4	$3,888.9	0.0%
Pro forma adjusted operating profit	$48.4	$38.4	26%	$354.1	$189.1	87%
Pro forma adjusted earnings from continuing operations	$8.6	$3.9	121%	$143.6	$50.1	187%
Pro forma adjusted diluted earnings per share from continuing operations	$0.04	$0.02	100%	$0.60	$0.22	173%

(a) – Net sales and pro forma adjusted sales include sales of $54.7 million for the fourth quarter of 2004, $48.3 million for the year ended 2005 and $180.0 million for the year ended 2004, relating to the Polymer Processing Equipment business that was deconsolidated in April 2005.

“The 2005 full year results reflect what we set out to do 24 months ago when the transformation of Crompton began.  We are much stronger today as Chemtura than we were then,” said Robert L. Wood, president, chairman and chief executive officer.  “Following the merger with Great Lakes at mid-year, we improved our portfolio, strengthened our balance sheet, delivered merger synergy savings, resolved numerous antitrust-related issues and took significant steps to continue improving profitability.

“While revenue was flat year-over-year, pro forma adjusted operating profit from continuing operations and pro forma adjusted earnings per share from continuing operations both improved dramatically,” said Wood.

“Although full year results demonstrate broad improvement across several segments, fourth quarter results reflect weak demand in our non-flame retardants plastics additives businesses as well as the carryover effects of higher manufacturing costs due to the third quarter share loss in those businesses.  Flame retardants and pool and spa exceeded our expectations in the fourth quarter while Crop showed some weakness due to a drought-induced economic downturn in Latin America.  We also incurred some costs on the corporate line to make needed improvements to our human resources, Sarbanes-Oxley and other processes.

“As 2006 progresses, our focus will continue to be on simplifying our business model, stabilizing and strengthening our base business and achieving greater commercial and operational excellence.   We anticipate that 2006 will be another year of strong earnings growth.  Despite expected raw material and energy increases of more than $100 million, we estimate that pro forma adjusted earnings in 2006 will be approximately 50% higher than 2005, with the improvement being heavily skewed towards the second half of the year as we recover volume and solidify synergy savings.  We expect 2006 first quarter earnings on a pro forma adjusted basis will be approximately double what was achieved in the 2005 fourth quarter,” Wood concluded.

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Actual and Pro Forma Net Sales, Pro Forma Adjusted Non-GAAP Operating Profit and Pro Forma Adjusted Earnings from Continuing Operations

Fourth Quarter Results

Fourth quarter 2005 net sales of $876.1 million were $301.8 million above the fourth quarter 2004 net sales of $574.3 million. The increase was primarily due to $367.2 million in additional sales resulting from the merger, partially offset by the exclusion of $54.7 million of sales due to the deconsolidation of the Company’s Polymer Processing Equipment business in April 2005. On a pro forma adjusted basis, after giving effect to the merger, fourth quarter 2005 pro forma adjusted sales were $108.9 million or 11 percent less than pro forma adjusted fourth quarter 2004 sales of $985.1 million. The decrease was a result of 14 percent lower volume and a 6 percent decrease from the deconsolidation of the Company’s Polymer Processing Equipment business unit, partially offset by a 9 percent increase in selling prices.

Operating profit for the fourth quarter of 2005 was $3.3 million as compared with an operating loss of $90.3 million for the fourth quarter of 2004. On a non-GAAP basis, fourth quarter 2005 pro forma adjusted operating profit of $48.4 million was $10 million or 26% higher than fourth quarter 2004 pro forma adjusted operating profit of $38.4 million. As compared with prior year, on a pro forma adjusted basis, fourth quarter price increases of $87.2 million and cost savings of $26.4 million more than offset raw material and energy cost increases of $33.6 million, lower volumes of $38.8 million and $20.8 million of unfavorable manufacturing costs resulting from lower production volumes.

The fourth quarter 2004 loss from continuing operations was $57.0 million or $0.50 per share. Pro forma adjusted earnings from continuing operations for the fourth quarter of 2004 were $3.9 million or $0.02 per share. Pro forma adjusted earnings from continuing operations for 2004 exclude pre-tax charges of $19.0 million for facility closure, severance and related costs, $96.9 million for antitrust costs, $7.3 million for executive termination costs and $1.1 million for costs related to a fire at the Company’s Conyers, Georgia facility, partially offset by a pre-tax divestment gain of $2.0 million related to the sale of the Company’s Gustafson joint venture.

Reported income tax expense for the fourth quarter of 2005 reflects a $36.2 million tax charge for dividends received under the Foreign Earnings Repatriation provisions of the American Jobs Creation Act, and no tax benefit for $22.3 million of antitrust costs.

Full Year Results

Net sales for the year ended December 31, 2005 were $2,986.6 million as compared with $2,285.2 million for the year ended December 31, 2004. The increase was primarily due to $781.0 million in additional sales resulting from the merger, partially offset by the exclusion of $131.7 million of sales due to the April 2005 deconsolidation of the Company’s Polymer Processing Equipment business. For 2005, pro forma adjusted sales, after giving effect to the merger, of $3,898.4 million compared with $3,888.9 million of pro forma adjusted sales for 2004.  The increase was due to an 11 percent increase in selling prices, offset by 8 percent lower volume and a 3 percent decrease from the deconsolidation of the Company’s Polymer Processing Equipment business unit.

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Operating profit for the year ended December 31, 2005 was $61.1 million as compared with an operating loss of $73.8 million for the year ended December 31, 2004. On a non-GAAP basis, pro forma adjusted operating profit for 2005 of $354.1 million was $165.0 million or 87% higher than the $189.1 million of pro forma adjusted operating profit for 2004.  As compared with prior year, on a pro forma adjusted basis, price increases of $416.7 million and cost savings of $94.4 million more than offset the effect of raw material and energy cost increases of $226.6 million and lower volumes of $78.8 million.

The loss from continuing operations for the year ended December 31, 2004 was $42.0 million or $0.37 per share. Pro forma adjusted earnings from continuing operations for 2004 were $50.1 million or $0.25 per share. Pro forma adjusted earnings from continuing operations exclude pre-tax charges of $79.1 million for facility closures, severance and related costs, $113.7 million for antitrust costs, a $20.1 million loss on early extinguishment of debt, $14.9 million of executive termination costs, $17 million of costs related to a fire at the Company’s Conyers, Georgia facility, and depreciation of $15.7 million due to the change in useful life of certain assets, partially offset by a pre-tax divestment gain of $99.8 million primarily related to the sale of the Company’s Gustafson joint venture.

Pro forma adjusted operating profit, pro forma adjusted earnings from continuing operations and pro forma adjusted earnings per share from continuing operations are non-GAAP financial measures.  A reconciliation of the Company’s operating profit (loss) to pro forma adjusted operating profit and of the Company’s earnings (loss) from continuing operations to pro forma adjusted earnings from continuing operations is set forth in the supplemental disclosure attached to this press release.

Reported income tax expense for the year ended December 31, 2005 reflects a $55.5 million tax charge for dividends received under the Foreign Earnings Repatriation provisions of the American Jobs Creation Act, and no tax benefit for $73.3 million of in-process research and development related to the merger and $22.3 million of antitrust costs.

Fourth Quarter Earnings Q&A Teleconference

The Company’s fourth quarter earnings conference call will be held on Feb. 10, 2006 at 9:00 a.m. EST.  Interested parties are asked to dial in approximately 10 minutes prior to the start time at (612) 332-1025.  Replay of the call will be available for two weeks starting at 12:30 p.m. on Feb. 10.  To access the replay, call (320) 365-3844 and enter access code 815133.

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Live internet access to the conference call and informational slides will be available through the Investor Relations section of the Company’s Web site, www.chemtura.com.

Chemtura Corporation, with pro forma 2005 sales of $3.9 billion, is a global manufacturer and marketer of specialty chemicals, crop protection and pool, spa and home care products.    Additional information concerning Chemtura is available at www.chemtura.com.

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Supplemental Historical Pro Forma and Non-GAAP Financial Information

Included in the Appendix to this press release are supplemental financial tables containing unaudited pro forma and non-GAAP adjusted Consolidated Statements of Operations and Segment Operating Profit (Loss).  The attached schedules reflect adjustments to previously furnished information for changes in depreciation and amortization related to the Company’s continuing evaluation of the fair value of Great Lakes’ property plant and equipment and intangible assets. The schedules also reflect certain additional reclassifications to conform the former Great Lakes presentation to the Company’s presentation.

Unaudited Pro Forma Financial Information

The attached unaudited pro forma results of operations for the periods presented give effect to the merger using the purchase method as if the merger had been consummated as of the beginning of each respective year.  The pro forma unaudited results of operations combine the historical results of operations of the Company and Great Lakes with the following adjustments:

(1)  Pension – Represents a reduction in pension expense, principally due to the elimination of the impact of amortization of historical gains and losses from Great Lakes’ historical net periodic benefit cost.

(2)  Interest – Represents the impact on interest expense of amortization of the fair value adjustment to Great Lakes’ long-term debt.

(3)  Purchase Accounting Depreciation – Represents the impact on depreciation expense of the fair value adjustment and change in the remaining useful life of Great Lakes’ property, plant and equipment.

(4)  Amortization – Represents the impact on amortization expense of the fair value adjustment and change in remaining useful life of Great Lakes’ intangible assets.

(5)  Inventory Accounting – Represents the impact of conforming Great Lakes’ inventory capitalization policy to a consistently applied method utilized by the Company.

(6)  Merger Costs – Represents the reversal of merger costs incurred by Great Lakes in connection with the merger.

(7)  In-Process Research and Development Costs – Represents the reversal of the write-off of in-process research and development.

(8)  Purchase Accounting – Reversal of purchase accounting inventory fair value impact.

The unaudited pro forma results of operations do not give effect to certain synergies and cost savings. The results of valuations of the assets and liabilities of Great Lakes, including property, plant and equipment, intangible assets and in-process research and development costs, have been estimated and are subject to further revision during the allocation period.  The pro forma results of operations do not purport to be indicative of what the actual results of operations would have been had the merger been completed on the dates assumed or the results of operations that may be achieved in the future.

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Conformed Great Lakes

The financial information presented as Conformed Great Lakes in the Appendix reflects reclassifications of historical Great Lakes financial information to conform to the Company’s presentation.

Non-GAAP Financial Measures

The information presented in this press release and in the attached financial tables includes financial measures that are not calculated or presented in accordance with Generally Accepted Accounting Principles in the United States (GAAP).  These non-GAAP financial measures consist of adjusted results of operations of the Company (after taking into account the merger with Great Lakes) that exclude certain expenses, gains and losses that may not be indicative of the core operations of the Company.  Excluded items include facility closure, severance and related costs, antitrust costs, merger costs, asset impairments, increased deprecation due to the change in useful life of assets, unusual and non-recurring catastrophic events or settlements, loss on early extinguishment of debt, expenses relating to the termination of employment of certain executives, and gains and losses on disposition of business units. In addition to the non-GAAP financial measures discussed above, the Company has applied a non-GAAP effective income tax rate to our non-GAAP income before taxes. This rate incorporates an assumed mix of foreign earnings and taxes, permanent book-tax differences, various tax planning strategies and other assumptions. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures are provided in the attached financial tables.  The Company believes that such non-GAAP financial measures provide useful information to investors and may assist them in evaluating the Company’s underlying performance and identifying operating trends.  In addition, management uses these non-GAAP financial measures internally to allocate resources and evaluate the performance of the Company’s operations.  While the Company believes that such measures are useful in evaluating the Company’s performance, investors should not consider them to be a substitute for financial measures prepared in accordance with GAAP.   In addition, these non-GAAP financial measures may differ from similarly titled non-GAAP financial measures used by other companies and do not provide a comparable view of the Company’s performance relative to other companies in similar industries.

Forward-Looking Statement

Certain statements made in this release are forward-looking statements that involve risks and uncertainties, including, but not limited to, general economic conditions; the outcome and timing of antitrust investigations and related civil lawsuits to which Chemtura is subject; the ability to obtain increases in selling prices; pension and other post-retirement benefit plan assumptions; energy and raw material prices and availability; production capacity; changes in interest rates and foreign currency exchange rates; changes in technology, market demand and customer requirements; the enactment of more stringent environmental laws and regulations; the ability to realize expected cost savings under Chemtura’s cost-reduction initiatives; the amount of any additional earn-out payments from General Electric Company from the sale of the OrganoSilicones business; the ability to reduce Chemtura’s debt levels; the ability to successfully integrate the Crompton and Great Lakes businesses and operations and achieve anticipated benefits from the merger, including costs savings and synergies; and other risks and uncertainties detailed in filings with the Securities and Exchange Commission by Chemtura or its predecessor companies. These statements are based on Chemtura’s estimates and assumptions and on currently available information. The forward-looking statements include information concerning our possible or assumed future results of operations, and Chemtura’s actual results may differ significantly from the results discussed. Forward-looking information is intended to reflect opinions as of the date this release was issued and such information will not necessarily be updated by Chemtura.

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CHEMTURA CORPORATION

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CHEMTURA CORPORATION

Consolidated Statements of Operations

Fourth quarter and twelve months ended December 31, 2005 and 2004

(In thousands, except per share data)

	Fourth Quarter		Twelve Months Ended
	2005	2004	2005	2004

Net sales	$876,133	$574,286	$2,986,608	$2,285,231

Cost of products sold (a) (b)	657,030	449,295	2,203,115	1,759,900
Selling, general and administrative (b)	104,626	62,950	330,354	270,615
Depreciation and amortization	53,715	31,024	157,822	118,181
Research and development	15,261	11,656	51,826	47,880
Equity income	(989)	(4,271)	(1,765)	(14,109)
Facility closures, severance and related costs	(1,582)	17,049	22,713	62,808
Antitrust costs	29,735	96,907	42,955	113,736
Merger costs	17,166	—	45,230	—
In-process research and development	(2,100)	—	73,300	—

Operating profit (loss)	3,271	(90,324)	61,058	(73,780)
Interest expense	29,815	22,775	107,701	78,441
Loss on early extinguishment of debt	44,232	—	55,091	20,063
Other (income) expense, net (b)	2,148	2,867	11,764	(80,537)

Loss from continuing operations before income taxes	(72,924)	(115,966)	(113,498)	(91,747)
Income tax expense (benefit)	18,383	(58,941)	69,691	(49,788)

Loss from continuing operations	(91,307)	(57,025)	(183,189)	(41,959)
Cumulative effect of accounting change	(546)	—	(546)	—
Earnings from discontinued operations	25	1,108	2,656	5,227
Gain (loss) on sale of discontinued operations	22,509	—	(3,725)	2,142

Net loss	$(69,319)	$(55,917)	$(184,804)	$(34,590)

Basic earnings (loss) per common share:
Loss from continuing operations	$(0.38)	$(0.50)	$(1.03)	$(0.37)
Cumulative effect of accounting change	—	—	—	—
Earnings from discontinued operations	—	0.01	0.01	0.05
Gain (loss) on sale of discontinued operations	0.09	—	(0.02)	0.02
Net loss	$(0.29)	$(0.49)	$(1.04)	$(0.30)

Diluted earnings (loss) per common share:
Loss from continuing operations	$(0.38)	$(0.50)	$(1.03)	$(0.37)
Cumulative effect of accounting change	—	—	—	—
Earnings from discontinued operations	—	0.01	0.01	0.05
Gain (loss) on sale of discontinued operations	0.09	—	(0.02)	0.02
Net loss	$(0.29)	$(0.49)	$(1.04)	$(0.30)

Weighted average shares outstanding - basic	239,937	115,121	178,404	114,736

Weighted average shares outstanding - diluted	239,937	115,121	178,404	114,736

(a)   2005 includes $37.1 million related to the fair value impact of purchase accounting on inventory.

(b)   Certain amounts relating to operations have been reclassified from other (income) expense, net to cost of products sold and selling, general and administrative expense.

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CHEMTURA CORPORATION

Consolidated Balance Sheets

December 31, 2005 and December 31, 2004

(In thousands of dollars)

	December 31, 2005	December 31, 2004
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$138,556	$158,700
Accounts receivable	547,857	242,435
Inventories	661,617	383,635
Other current assets	217,588	165,554
Assets held for sale *	—	97,252
Total current assets	1,565,618	1,047,576

NON-CURRENT ASSETS
Property, plant and equipment	1,192,335	694,925
Cost in excess of acquired net assets	1,174,125	407,975
Other assets	1,010,021	528,233

	$4,942,099	$2,678,709

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Short-term borrowings	$60,168	$4,294
Accounts payable	310,485	228,458
Accrued expenses	431,714	338,709
Income taxes payable	159,569	107,686
Other current liabilities	—	23,555
Liabilities held for sale *	—	6,467
Total current liabilities	961,936	709,169

NON-CURRENT LIABILITIES
Long-term debt	1,309,603	862,251
Pension and post-retirement health care liabilities	618,539	566,759
Other liabilities	274,788	211,550

STOCKHOLDERS’ EQUITY
Common stock	2,515	1,192
Additional paid-in capital	2,950,649	1,032,282
Accumulated deficit	(868,037)	(647,678)
Accumulated other comprehensive loss	(141,052)	(22,372)
Treasury stock, at cost	(166,842)	(34,444)
Total stockholders’ equity	1,777,233	328,980

	$4,942,099	$2,678,709

*                 Represents the assets and liabilities related to the Refined Products business, which has been classified as a discontinued operation.

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CHEMTURA CORPORATION

Consolidated Statements of Cash Flows

Twelve months ended December 31, 2005 and 2004

(In thousands of dollars)

	Twelve Months Ended
Increase (decrease) to cash	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(184,804)	$(34,590)
Adjustments to reconcile net loss to net cash (used in) provided by operations:
Gain on sale of Gustafson joint venture	—	(92,938)
Loss (gain) on sale of discontinued operations	3,725	(2,142)
Loss on early extinguishment of debt	55,091	20,063
Depreciation and amortization	160,602	126,086
Equity income	(1,765)	(14,109)
In-process research and development	73,300	—
Cumulative effect of accounting change	546	—
Changes in assets and liabilities, net:
Accounts receivable	84,530	5,090
Accounts receivable - securitization	(104,771)	(9,530)
Inventories**	33,619	(17,127)
Accounts payable	(60,088)	(7,040)
Pension and post-retirement health care liabilities	(49,772)	(21,326)
Other	(86,280)*	83,839
Net cash (used in) provided by operations	(76,067)	36,276

CASH FLOWS FROM INVESTING ACTIVITIES
Net proceeds from divestments	108,809	151,219
Acquisitions, net of cash acquired	40,053
Capital expenditures	(104,365)	(65,231)
Other investing activities	8,384	253
Net cash provided by investing activities	52,881	86,241

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments on) domestic credit facility	383,000	(57,000)
Payments on long-term borrowings	(406,498)	(490,006)
Proceeds from long-term borrowings	9,000	597,499
Proceeds from short-term borrowings	35,667	44
Premium paid on early extinguishment of debt	(42,428)	(19,044)
Payments for debt issuance costs	(2,547)	(23,113)
Dividends paid	(35,555)	(22,931)
Proceeds from exercise of stock options	75,275	6,529
Other financing activities	(4,163)	2,077
Net cash provided by (used in) financing activities	11,751	(5,945)

CASH
Effect of exchange rates on cash	(8,709)	2,915

Change in cash	(20,144)	119,487
Cash at beginning of period	158,700	39,213

Cash at end of period	$138,556	$158,700

*                 Change in Other for the twelve months ended 2005 includes payments in excess of charges incurred for the period of $30.2 million for antitrust costs, $20.0 million for environmental costs, $19.4 million for facility closures, severance and related costs, an increase in other receivables of $8.6 million, an increase in intangible assets of $8.4 million, decreases of $7.4 million and $8.9 million for accrued interest and accrued payroll and benefits, respectively, and prepaid costs related to the sale of Refined Products of $6.8 million, offset in part by an increase in income taxes payable of $25.2 million and a $17.7 million increase in accrued merger costs payable.

**          2005 includes $37.1 million related to the fair value impact of purchase accounting on inventory.

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CHEMTURA CORPORATION	SUPPLEMENTARY SCHEDULE
Consolidated Statements of Cash Flows
Fourth quarter ended December 31, 2005 and 2004
(In thousands of dollars)

	Fourth Quarter Ended
Increase (decrease) to cash	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(69,319)	$(55,917)
Adjustments to reconcile net loss to net cash (used in) provided by operations:
Gain on sale of Gustafson joint venture	—	(2,000)
Gain on sale of discontinued operations	(22,509)	—
Loss on early extinguishment of debt	44,232	—
Depreciation and amortization	53,715	33,030
Equity income	(989)	(4,271)
In-process research and development	(2,100)	—
Cumulative effect of accounting change	546	—
Changes in assets and liabilities, net:
Accounts receivable	(28,348)	12,252
Accounts receivable - securitization	(46,613)	(11,389)
Inventories	(11,576)	(7,216)
Accounts payable	35,611	21,684
Deposit for civil antitrust settlement	40,315	—
Pension and post-retirement health care liabilities	(2,022)	(4,643)
Other	(39,418)*	48,389
Net cash (used in) provided by operations	(48,475)	29,919

CASH FLOWS FROM INVESTING ACTIVITIES
Net proceeds from divestments	16,807	8,949
Acquisitions, net of cash acquired	(12,992)	—
Capital expenditures	(46,062)	(21,248)
Other investing activities	8,440	(28)
Net cash used in investing activities	(33,807)	(12,327)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on long-term borrowings	(274,257)	(433,006)
Proceeds from long-term borrowings	—	—
Proceeds from domestic credit facility	261,000	83,006
Proceeds from short-term borrowings	36,080	350,485
Premium paid on early extinguishment of debt	(39,105)	—
Payments for debt issuance costs	(69)	(1,007)
Dividends paid	(11,558)	(5,739)
Proceeds from exercise of stock options	523	6,525
Other financing activities	(3,866)	805
Net cash (used in) provided by financing activities	(31,252)	1,069

CASH
Effect of exchange rates on cash	(174)	3,106

Change in cash	(113,708)	21,767
Cash at beginning of period	252,264	136,933

Cash at end of period	$138,556	$158,700

*                 Change in Other for the quarter ended December 2005 includes a antitrust settlement payments in excess of the charge for the period of $31.8 million.

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CHEMTURA CORPORATION	SUPPLEMENTARY SCHEDULE
Consolidated Statements of Cash Flows
Third quarter ended September 30, 2005 and fourth quarter and six months ended December 31, 2005
(In thousands of dollars)

	Third Qtr	Fourth Qtr	Six Months
	Ended	Ended	Ended
	September 30,	December 31,	December 31,
Increase (decrease) to cash	2005	2005	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(118,922)	$(69,319)	$(188,241)
Adjustments to reconcile net loss to net cash provided by (used in) operations:
Gain on sale of discontinued operations	(1,388)	(22,509)	(23,897)
Loss on early extinguishment of debt	10,859	44,232	55,091
Depreciation and amortization	46,244	53,715	99,959
Equity income	(602)	(989)	(1,591)
In-process research and development	75,400	(2,100)	73,300
Cumulative effect of accounting change	—	546	546
Changes in assets and liabilities, net:
Accounts receivable	190,070	(28,348)	161,722
Accounts receivable - securitization	(83,641)	(46,613)	(130,254)
Inventories	77,904	(11,576)	66,328
Accounts payable	(79,493)	35,611	(43,882)
Deposit for civil antitrust settlement	18,185	40,315	58,500
Pension and post-retirement health care liabilities	(19,732)	(2,022)	(21,754)
Other	(2,986)	(39,418)	(42,404)
Net cash provided by (used in) operations	111,898	(48,475)	63,423

CASH FLOWS FROM INVESTING ACTIVITIES
Net proceeds from divestments	17,902	16,807	34,709
Acquisitions, net of cash acquired	58,963	(12,992)	45,971
Capital expenditures	(26,503)	(46,062)	(72,565)
Other investing activities	—	8,440	8,440
Net cash provided by (used in) investing activities	50,362	(33,807)	16,555

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on long-term borrowings	(122,241)	(274,257)	(396,498)
Proceeds from long-term borrowings	9,000	—	9,000
Proceeds from domestic credit facility	122,000	261,000	383,000
Proceeds from short-term borrowings	238	36,080	36,318
Premium paid on early extinguishment of debt	(3,323)	(39,105)	(42,428)
Payments for debt issuance costs	(1,752)	(69)	(1,821)
Dividends paid	(12,305)	(11,558)	(23,863)
Proceeds from exercise of stock options	57,665	523	58,188
Other financing activities	(1,915)	(3,866)	(5,781)
Net cash provided by (used in) financing activities	47,367	(31,252)	16,115

CASH
Effect of exchange rates on cash	(6,401)	(174)	(6,575)

Change in cash	203,226	(113,708)	89,518
Cash at beginning of period	49,038	252,264	49,038

Cash at end of period	$252,264	$138,556	$138,556

12

CHEMTURA CORPORATION	SUPPLEMENTARY SCHEDULE

Segment Sales and Operating Profit (Loss)

Fourth quarter and twelve months ended December 31, 2005 and 2004

(In thousands of dollars)

	Fourth Quarter		Twelve Months Ended
	2005	2004	2005	2004
NET SALES

Plastic Additives	$363,797	$214,795	$1,156,627	$856,509
Polymers	126,253	117,959	517,471	469,455
Specialty Additives	140,147	117,235	561,090	458,664
Crop Protection	82,068	69,603	353,610	320,594
Consumer Products	120,964	—	261,258	—
Polymer Processing Equipment (a)	—	54,694	48,338	180,009
Other	42,904	—	88,214	—
Total net sales	$876,133	$574,286	$2,986,608	$2,285,231

OPERATING PROFIT (LOSS)

Plastic Additives	$15,938	$13,144	$73,466	$17,353
Polymers	18,671	17,142	94,355	62,477
Specialty Additives	19,736	6,019	95,978	21,666
Crop Protection	7,850	9,785	82,106	85,695
Consumer Products	12,707	—	23,215	—
Polymer Processing Equipment (a)	—	3,259	(3,003)	3,360
Other	3,347	—	8,211	—

	78,249	49,349	374,328	190,551

General corporate expense	(31,759)	(23,629)	(91,972)	(78,304)
Unabsorbed overhead expense from discontinued operations	—	(2,088)	—	(9,483)
Facility closures, severance and related costs	1,582	(17,049)	(22,713)	(62,808)
Antitrust costs	(29,735)	(96,907)	(42,955)	(113,736)
Merger costs	(17,166)	—	(45,230)	—
Purchase accounting inventory fair value impact	—	—	(37,100)	—
In-process research and development	2,100	—	(73,300)	—
Total operating profit (loss)	$3,271	$(90,324)	$61,058	$(73,780)

(a) As a result of the April 29, 2005 contribution of the assets of the Polymer Processing Equipment segment in exchange for a non-controlling interest in the Davis-Standard LLC joint venture, Polymer Processing Equipment ceased to be a reporting segment of the Company. The Company is recording its proportionate share of the joint venture’s earnings in Other (income) expense, net.

13

CHEMTURA CORPORATION	SUPPLEMENTARY SCHEDULE

Non-GAAP Segment Sales and Operating Profit (Loss) (Unaudited)

Fourth quarter and twelve months ended December 31, 2005 and 2004

(In thousands of dollars)

	Fourth Quarter		Twelve Months Ended
	2005	2004	2005	2004
NET SALES

Plastic Additives	$363,797	$436,743	$1,589,360	$1,629,971
Polymers	126,253	117,959	517,471	469,455
Specialty Additives	140,147	127,098	581,233	495,223
Crop Protection	82,068	86,359	376,774	368,097
Consumer Products	120,964	113,908	607,212	574,384
Polymer Processing Equipment (a)	—	54,694	48,338	180,009
Other	42,904	48,310	178,054	171,791
Total net sales	$876,133	$985,071	$3,898,442	$3,888,930

OPERATING PROFIT (LOSS)

Plastic Additives	$15,938	$22,599	$118,989	$50,452
Polymers	18,671	17,142	95,235	62,477
Specialty Additives	19,736	7,285	99,792	25,410
Crop Protection	7,850	15,871	89,484	104,950
Consumer Products	12,707	6,045	52,056	66,681
Polymer Processing Equipment (a)	—	3,259	(3,003)	3,360
Other	3,347	6,831	19,793	26,229

	78,249	79,032	472,346	339,559

General corporate expense	(29,836)	(38,562)	(118,227)	(141,006)
Unabsorbed overhead expense from discontinued operations	—	(2,088)	—	(9,483)
Total operating profit (loss)	$48,413	$38,382	$354,119	$189,070

(a) As a result of the April 29, 2005 contribution of the assets of the Polymer Processing Equipment segment in exchange for a non-controlling interest in the Davis-Standard LLC joint venture, Polymer Processing Equipment ceased to be a reporting segment of the Company. The Company is recording its proportionate share of the joint venture’s earnings in Other (income) expense, net.

14

CHEMTURA CORPORATION	SUPPLEMENTARY SCHEDULE

Major Factors Affecting Pro Forma Operating Results

Fourth quarter and twelve months ended December 31, 2005 and 2004

(In millions of dollars)

The following table summarizes the major factors contributing to the 2005 fourth quarter and twelve months changes in operating results versus the prior year pro forma operating results:

	Fourth Quarter		Twelve Months Ended
		Pre-tax		Pre-tax
	Net	Earnings	Net	Earnings
	Sales	(Loss)	Sales	(Loss)

2004	$985.1	$(116.2)*	$3,888.9	$(83.7)*

2004 Facility closures, severance and related costs	—	19.0	—	79.1
2004 Antitrust costs	—	96.9	—	113.7
2004 Early extinguishment of debt	—	—	—	20.1
2004 Executive termination costs	—	7.3	—	14.9
2004 Conyers fire costs	—	1.1	—	17.0
2004 Change in useful life of assets	—	—	—	15.7
2004 Divestment gains, primarily Gustafson	—	(2.0)	—	(99.8)
	985.1	6.1	3,888.9	77.0

Higher selling prices	87.2	87.2	416.7	416.7
Reduced unit volume/mix	(134.8)	(38.8)	(305.5)	(78.8)
Foreign currency impact	(6.7)	2.4	30.0	3.8
Polymer Processing Equipment - unconsolidated joint venture	(54.7)	(6.1)	(131.7)	(9.2)
Cost savings	—	26.4	—	94.4
Higher raw materials/energy costs	—	(33.6)	—	(226.6)
Higher interest expense	—	(1.3)	—	(18.9)
Unfavorable manufacturing productivity / absorption	—	(20.8)	—	(28.3)
Lower Rubicon equity income		(4.3)	—	(4.3)
Gustafson equity income - 2004	—	—	—	(9.6)
Other	—	(4.0)	—	4.7
	876.1	13.2	3,898.4	220.9

2005 Facility closures, severance and related costs	—	1.6	—	(23.9)
2005 Antitrust costs	—	(29.7)	—	(43.0)
2005 Merger costs	—	(17.2)	—	(45.2)
2005 Early extinguishment of debt	—	(44.2)	—	(55.1)
2005 Change in useful life of assets	—	(1.9)	—	(1.9)
2005 Hurricane costs	—	—	—	(4.6)
2005 Gain on previously divested business	—	3.2	—	3.2
2005 Conyers fire	—	—	—	7.2

2005	$876.1	$(75.0)*	$3,898.4	$57.6 *

*  Represents the pro forma pre-tax earnings (loss) from continuing operations.

15

CHEMTURA CORPORATION

Appendix

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

First quarter ended March 31, 2004

(In thousands, except per share data)

	Chemtura First Quarter 2004	Conformed Great Lakes First Quarter 2004	Pro Forma Adjustments	Pro Forma Combined First Quarter 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined First Quarter 2004

Net sales	$555,509	357,951	—	913,460	—	913,460

Cost of products sold	425,274	270,284	5,021	700,579	3,615	704,194
Selling, general and administrative	71,819	49,069	(326)	120,562	(5,889)	114,673
Depreciation and amortization	28,880	24,564	2,036	55,480	(4,800)	50,680
Research and development	11,399	5,806	(71)	17,134	—	17,134
Equity income	(9,627)	449	—	(9,178)	—	(9,178)
Facility closures, severance and related costs	2,411	7,749	—	10,160	(10,160)	—
Antitrust costs	4,053	—	—	4,053	(4,053)	—

Operating profit (loss)	21,300	30	(6,660)	14,670	21,287	35,957
Interest expense	17,925	6,513	(1,805)	22,633	—	22,633
Other (income) expense, net	(87,538)	1,793	—	(85,745)	90,938	5,193

Earnings (loss) from continuing operations before income taxes	90,913	(8,276)	(4,855)	77,782	(69,651)	8,131
Income tax expense (benefit)	30,120	(2,664)	(1,627)	25,829	(22,982)	2,847

Earnings (loss) from continuing operations	$60,793	(5,612)	(3,228)	51,953	(46,669)	5,284

Diluted earnings (loss) from continuing operations				0.23		0.02

Diluted weighted average shares outstanding				228,206		228,206

Pro Forma Adjustments consist of the following:

	Pre-Tax	After Tax

Pension	$1,327	809
Interest	1,805	1,101
Purchase Accounting Depreciation	2,637	1,637
Amortization	(4,673)	(2,864)
Inventory Accounting	(5,951)	(3,911)
	$(4,855)	(3,228)

Non-GAAP Adjustments consist of the following:

	Pre-Tax	After Tax

Facility closures, severance and related costs	$10,160	6,952
Antitrust costs	4,053	2,634
(Gain) / Loss on disposition of Business	(94,553)	(55,252	)(a)
Change in useful life of computer software	4,800	3,131
Executive Terminations	5,889	3,828
Tax effect of tax adjustments to the ongoing effective tax rate	—	(7,962)
	$(69,651)	(46,669)

(a) Includes $90.9 million pre-tax gain on the sale of the Gustafson joint venture.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Second quarter ended June 30, 2004

(In thousands, except per share data)

	Chemtura Second Quarter 2004	Conformed Great Lakes Second Quarter 2004	Pro Forma Adjustments	Pro Forma Combined Second Quarter 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Second Quarter 2004

Net sales	$581,411	443,128	—	1,024,539	—	1,024,539

Cost of products sold	448,809	330,463	(1,367)	777,905	(5,500)	772,405
Selling, general and administrative	67,355	51,298	(326)	118,327	3,200	121,527
Depreciation and amortization	29,026	29,219	1,810	60,055	(7,800)	52,255
Research and development	12,647	5,972	(71)	18,548	—	18,548
Equity income	(66)	414	—	348	—	348
Facility closures, severance and related costs	3,278	6,495	—	9,773	(9,773)	—
Antitrust costs	4,350	—	—	4,350	(4,350)	—

Operating profit (loss)	16,012	19,267	(46)	35,233	24,223	59,456
Interest expense	17,162	6,398	(1,805)	21,755	—	21,755
Other (income) expense, net	1,915	378	—	2,293	—	2,293

Earnings (loss) from continuing operations before income taxes	(3,065)	12,491	1,759	11,185	24,223	35,408
Income tax expense (benefit)	(2,193)	(13,739)	489	(15,443)	27,835	12,392

Earnings (loss) from continuing operations	$(872)	26,230	1,270	26,628	(3,612)	23,016

Diluted earnings (loss) from continuing operations				0.12		0.10

Diluted weighted average shares outstanding				228,226		228,226

Pro Forma Adjustments consist of the following:

	Pre-Tax	After Tax

Pension	$1,327	809
Interest	1,805	1,101
Purchase Accounting Depreciation	2,637	1,637
Amortization	(4,448)	(2,608)
Inventory Accounting	438	331
	$1,759	1,270

Non-GAAP Adjustments consist of the following:

	Pre-Tax	After Tax

Facility closures, severance and related costs	$9,773	6,067
Antitrust costs	4,350	2,828
(Gain) / Loss on disposition of Business	(3,200)	(2,240)
Conyers Fire Costs	5,500	3,372	(a)
Change in useful life of computer software	7,800	5,089
Tax effect of tax adjustments to the ongoing effective tax rate	—	(18,728	)(b)
	$24,223	(3,612)

(a) Represents costs related to a fire at the Company's Conyers, Georgia facility.

(b) Tax adjustment includes a $17.5 million income tax reserve release related to the completion of a tax audit.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Third quarter ended September 30, 2004

(In thousands, except per share data)

	Chemtura Third Quarter 2004	Conformed Great Lakes Third Quarter 2004	Pro Forma Adjustments	Pro Forma Combined Third Quarter 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Third Quarter 2004

Net sales	$574,025	391,835	—	965,860	—	965,860

Cost of products sold	436,522	305,979	(8,190)	734,311	(10,400)	723,911
Selling, general and administrative	68,491	51,781	(326)	119,946	(1,694)	118,252
Depreciation and amortization	29,251	21,883	1,836	52,970	(3,100)	49,870
Research and development	12,178	6,525	(71)	18,632	—	18,632
Equity income	(145)	65	—	(80)	—	(80)
Facility closures, severance and related costs	40,070	139	—	40,209	(40,209)	—
Antitrust costs	8,426	—	—	8,426	(8,426)	—

Operating profit (loss)	(20,768)	5,463	6,751	(8,554)	63,829	55,275
Interest expense	20,579	6,550	(1,805)	25,324	—	25,324
Loss on early extinguishment of debt	20,063	—	—	20,063	(20,063)	—
Other (income) expense, net	2,219	301	—	2,520	—	2,520

Earnings (loss) from continuing operations before income taxes	(63,629)	(1,388)	8,556	(56,461)	83,892	27,431
Income tax expense (benefit)	(18,774)	(221)	2,200	(16,795)	26,395	9,600

Earnings (loss) from continuing operations	$(44,855)	(1,167)	6,356	(39,666)	57,497	17,831

Diluted earnings (loss) from continuing operations				(0.17)		0.08

Diluted weighted average shares outstanding				228,232		228,587

Pro Forma Adjustments consist of the following:

	Pre-Tax	After Tax

Pension	$1,327	809
Interest	1,805	1,101
Purchase Accounting Depreciation	2,637	1,637
Amortization	(4,474)	(2,572)
Inventory Accounting	7,261	5,381
	$8,556	6,356

Non-GAAP Adjustments consist of the following:

	Pre-Tax	After Tax

Facility closures, severance and related costs	$40,209	26,080
Antitrust costs	8,426	5,477
Conyers Fire Costs	10,400	6,375	(a)
Change in useful life of computer software	3,100	2,025
Executive Terminations	1,694	1,101
Loss on early extinguishment of debt	20,063	13,041
Tax effect of tax adjustments to the ongoing effective tax rate	—	3,398
	$83,892	57,497

(a) Represents costs related to a fire at the Company's Conyers, Georgia facility.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Fourth quarter ended December 31, 2004

(In thousands, except per share data)

	Chemtura Fourth Quarter 2004	Conformed Great Lakes Fourth Quarter 2004	Pro Forma Adjustments	Pro Forma Combined Fourth Quarter 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Fourth Quarter 2004

Net sales	$574,286	410,785	—	985,071	—	985,071

Cost of products sold	449,295	313,678	1,246	764,219	(1,100)	763,119
Selling, general and administrative	62,950	59,822	(326)	122,446	(7,321)	115,125
Depreciation and amortization	31,024	21,135	1,876	54,035	—	54,035
Research and development	11,656	7,292	(71)	18,877	—	18,877
Equity income	(4,271)	(196)	—	(4,467)	—	(4,467)
Facility closures, severance and related costs	17,049	1,904	—	18,953	(18,953)	—
Antitrust costs	96,907	—	—	96,907	(96,907)	—

Operating profit (loss)	(90,324)	7,150	(2,725)	(85,899)	124,281	38,382
Interest expense	22,775	7,526	(1,805)	28,496	—	28,496
Loss on early extinguishment of debt	—	—	—	—	—	—
Other (income) expense, net	2,867	(1,043)	—	1,824	2,000	3,824

Earnings (loss) from continuing operations before income taxes	(115,966)	667	(920)	(116,219)	122,281	6,062
Income tax expense (benefit)	(58,941)	207	1,474	(57,260)	59,382	2,122

Earnings (loss) from continuing operations	$(57,025)	460	(2,394)	(58,959)	62,899	3,940

Diluted earnings (loss) from continuing operations				(0.26)		0.02

Diluted weighted average shares outstanding				229,203		230,898

Pro Forma Adjustments consist of the following:

	Pre-Tax	After Tax

Pension	$1,327	809
Interest	1,805	1,101
Purchase Accounting Depreciation	2,637	1,637
Amortization	(4,514)	(2,584)
Inventory Accounting	(2,175)	(3,357)
	$(920)	(2,394)

Non-GAAP Adjustments consist of the following:

	Pre-Tax	After Tax

Facility closures, severance and related costs	$18,953	12,249
Antitrust costs	96,907	84,716
(Gain) / Loss on disposition of Business	(2,000)	(1,220	)(a)
Conyers Fire Costs	1,100	674	(b)
Executive Terminations	7,321	4,757
Tax effect of tax adjustments to the
ongoing effective tax rate	—	(38,277	)(c)
	$122,281	62,899

(a) Includes $2 million pre-tax gain on the sale of the Gustafson joint venture.

(b) Represents costs related to a fire at the Company's Conyers, Georgia facility.

(c) Tax adjustment includes a $37.5 million provision benefit from tax audit settlements.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Year ended December 31, 2004

(In thousands, except per share data)

	Chemtura Year 2004	Conformed Great Lakes Year 2004	Pro Forma Adjustments	Pro Forma Combined Year 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Year 2004

Net sales	$2,285,231	1,603,699	—	3,888,930	—	3,888,930

Cost of products sold	1,759,900	1,220,404	(3,290)	2,977,014	(13,385)	2,963,629
Selling, general and administrative	270,615	211,970	(1,304)	481,281	(11,704)	469,577
Depreciation and amortization	118,181	96,801	7,558	222,540	(15,700)	206,840
Research and development	47,880	25,595	(284)	73,191	—	73,191
Equity income	(14,109)	732	—	(13,377)	—	(13,377)
Facility closures, severance and related costs	62,808	16,287	—	79,095	(79,095)	—
Antitrust costs	113,736	—	—	113,736	(113,736)	—

Operating profit (loss)	(73,780)	31,910	(2,680)	(44,550)	233,620	189,070
Interest expense	78,441	26,987	(7,220)	98,208	—	98,208
Loss on early extinguishment of debt	20,063	—	—	20,063	(20,063)	—
Other (income) expense, net	(80,537)	1,429	—	(79,108)	92,938	13,830

Earnings (loss) from continuing operations before income taxes	(91,747)	3,494	4,540	(83,713)	160,745	77,032
Income tax expense (benefit)	(49,788)	(16,417)	2,536	(63,669)	90,630	26,961

Earnings (loss) from continuing operations	$(41,959)	19,911	2,004	(20,044)	70,115	50,071

Diluted earnings (loss) from continuing operations				(0.09)		0.22

Diluted weighted average shares outstanding				228,180		228,979

Pro Forma Adjustments consist of the following:

	Pre-Tax	After Tax

Pension	$5,308	3,236
Interest	7,220	4,404
Purchase Accounting Depreciation	10,548	6,548
Amortization	(18,109)	(10,628)
Inventory Accounting	(427)	(1,556)
	$4,540	2,004

Non-GAAP Adjustments consist of the following:

	Pre-Tax	After Tax

Facility closures, severance and related costs	$79,095	51,348
Antitrust costs	113,736	95,655
(Gain) / Loss on disposition of Business	(99,753)	(58,712	)(a)
Conyers Fire Costs	17,000	10,421	(b)
Change in useful life of computer software	15,700	10,245
Executive Terminations	14,904	9,686
Loss on early extinquishment of debt	20,063	13,041
Tax effect of tax adjustments to the
ongoing effective tax rate	—	(61,569	)(c)
	$160,745	70,115

(a) Includes $92.9 million pre-tax gain on the sale of the Gustafson joint venture.

(b) Represents costs related to a fire at the Company's Conyers, Georgia facility.

(c) Tax adjustment includes a $17.5 million income tax reserve release related to the completion of a tax audit and a $37.5 million provision benefit from tax audit settlements.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

First quarter ended March 31, 2005

(In thousands, except per share data)

	Chemtura First Quarter 2005	Conformed Great Lakes First Quarter 2005	Pro Forma Adjustments	Pro Forma Combined First Quarter 2005	Non-GAAP Adjustments	Pro Forma Adjusted Combined First Quarter 2005

Net sales	$589,730	420,425	—	1,010,155	—	1,010,155

Cost of products sold	420,474	306,971	244	727,689	7,163	734,852
Selling, general and administrative	63,999	57,947	(240)	121,706	—	121,706
Depreciation and amortization	30,126	19,770	1,913	51,809	—	51,809
Research and development	10,511	6,734	(52)	17,193	—	17,193
Equity income	(88)	(280)	—	(368)	—	(368)
Facility closures, severance and related costs	158	982	—	1,140	(1,140)	—
Antitrust costs	3,166	—	—	3,166	(3,166)	—
Merger costs	—	2,549	(2,549)	—	—	—

Operating profit (loss)	61,384	25,752	684	87,820	(2,857)	84,963
Interest expense	24,406	6,969	(2,202)	29,173	—	29,173
Other (income) expense, net	4,266	658	—	4,924	—	4,924

Earnings (loss) from continuing operations before income taxes	32,712	18,125	2,886	53,723	(2,857)	50,866
Income tax expense (benefit)	14,483	5,618	116	20,217	(2,414)	17,803

Earnings (loss) from continuing operations	$18,229	12,507	2,770	33,506	(443)	33,063

Diluted earnings (loss) from continuing operations				0.14		0.14

Diluted weighted average shares outstanding				234,634		234,634

Pro Forma Adjustments consist of the following:

	Pre-Tax	After Tax

Pension	$975	595
Interest	2,202	1,343
Purchase Accounting Depreciation	2,637	1,637
Amortization	(4,550)	(2,610)
Purchase accounting inventory fair value impact	(927)	250
Merger Costs	2,549	1,555
	$2,886	2,770

Non-GAAP Adjustments consist of the following:

	Pre-Tax	After Tax

Facility closures, severance and related costs	$1,140	771
Antitrust costs	3,166	2,058
Conyers Fire Costs	(7,163)	(4,656	)(a)
Tax effect of tax adjustments to the ongoing effective tax rate	—	1,384
	$(2,857)	(443)

(a) Represents insurance recoveries related to a fire at the Company's Conyers, Georgia facility.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Second quarter ended June 30, 2005

(In thousands, except per share data)

	Chemtura Second Quarter 2005	Conformed Great Lakes Second Quarter 2005	Pro Forma Adjustments	Pro Forma Combined Second Quarter 2005	Non-GAAP Adjustments	Pro Forma Adjusted Combined Second Quarter 2005

Net sales	$602,329	491,409	—	1,093,738	—	1,093,738

Cost of products sold	422,258	366,430	(707)	787,981	—	787,981
Selling, general and administrative	60,546	52,902	(240)	113,208	—	113,208
Depreciation and amortization	27,737	19,978	1,967	49,682	—	49,682
Research and development	10,472	6,567	(52)	16,987	—	16,987
Equity income	(86)	(458)	—	(544)	—	(544)
Facility closures, severance and related costs	23,917	246	—	24,163	(24,163)	—
Antitrust costs	3,338	—	—	3,338	(3,338)	—
Merger costs	8,686	135,880	(135,880)	8,686	(8,686)	—

Operating profit (loss)	45,461	(90,136)	134,912	90,237	36,187	126,424
Interest expense	24,309	6,845	(2,202)	28,952	—	28,952
Other (income) expense, net	2,745	506	—	3,251	—	3,251

Earnings (loss) from continuing operations before income taxes	18,407	(97,487)	137,114	58,034	36,187	94,221
Income tax expense (benefit)	8,233	(9,451)	27,345	26,127	6,850	32,977

Earnings (loss) from continuing operations	$10,174	(88,036)	109,769	31,907	29,337	61,244

Diluted earnings (loss) from continuing operations				0.13		0.26

Diluted weighted average shares outstanding				239,008		239,008

Pro Forma Adjustments consist of the following:

	Pre-tax	After Tax

Pension	$975	595
Interest	2,202	1,343
Purchase Accounting Depreciation	2,637	1,638
Amortization	(4,604)	(2,644)
Purchase accounting inventory fair value impact	24	(179)
Merger Costs	135,880	109,016
	$137,114	109,769

Non-GAAP Adjustments consist of the following:

	Pre-Tax	After Tax

Facility closures, severance and related costs	$24,163	15,621
Antitrust costs	3,338	2,170
Merger costs	8,686	5,655
Tax effect of tax adjustments to the
ongoing effective tax rate	—	5,891
	$36,187	29,337

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Third quarter ended September 30, 2005

(In thousands, except per share data)

	Chemtura Third Quarter 2005	Conformed Great Lakes Third Quarter 2005	Pro Forma Adjustments	Pro Forma Combined Third Quarter 2005	Non-GAAP Adjustments	Pro Forma Adjusted Combined Third Quarter 2005

Net sales	$918,416	—	—	918,416	—	918,416

Cost of products sold	703,353 (a)	—	(37,100)	666,253	(4,563)	661,690
Selling, general and administrative	101,183	—	—	101,183	—	101,183
Depreciation and amortization	46,244	—	—	46,244	—	46,244
Research and development	15,582	—	—	15,582	—	15,582
Equity income	(602)	—	—	(602)	—	(602)
Facility closures, severance and related costs	220	—	—	220	(220)	—
Antitrust costs	6,716	—	—	6,716	(6,716)	—
Merger costs	19,378	—	—	19,378	(19,378)	—
In-process research and development	75,400	—	(75,400)	—	—	—

Operating profit (loss)	(49,058)	—	112,500	63,442	30,877	94,319
Interest expense	29,171	—	—	29,171	—	29,171
Loss on early extinguishment of debt	10,859	—	—	10,859	(10,859)	—
Other (income) expense, net	2,605	—	—	2,605	—	2,605

Earnings (loss) from continuing operations before income taxes	(91,693)	—	112,500	20,807	41,736	62,543
Income tax expense (benefit)	28,592	—	9,771	38,363	(16,473)	21,890

Earnings (loss) from continuing operations	$(120,285)	—	102,729	(17,556)	58,209	40,653

Diluted earnings (loss) from continuing operations				$(0.07)		0.17

Diluted weighted average shares outstanding				237,152		242,327

Pro Forma Adjustments consist of the following:

	Pre-Tax	After Tax

Purchase accounting inventory fair value impact	$37,100	27,329
In-process research and development	75,400	75,400
	$112,500	102,729

Non-GAAP Adjustments consist of the following:

	Pre-Tax	After Tax

Facility closures, severance and related costs	$220	(37)
Antitrust costs	6,716	4,365
Merger costs	19,378	12,643
Hurricane Costs	4,563	2,966	(b)
Loss on early extinquishment of debt	10,859	7,058
Tax effect of tax adjustments to the
ongoing effective tax rate		31,214	(c)
	$41,736	58,209

(a) Includes $37.1 million related to the fair value impact of purchase accounting on inventory.

(b) Includes direct expenses due to Hurricanes Katrina and Rita.

(c) Tax adjustment includes:

1.     A $19.3 million provision for a one time dividend under the Foreign Earnings Repatriation provision of the 2004 American Jobs Creation Act.

2.     A $12.7 million valuation reserve for deferred tax assets attributable to income tax credits and state net operating losses where the Company has determined that it is more likely than not the assets will not be realized.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Fourth quarter ended December 31, 2005

(In thousands, except per share data)

	Chemtura	Conformed Great Lakes		Pro Forma Combined		Pro Forma Adjusted Combined
	Fourth Quarter	Fourth Quarter	Pro Forma	Fourth Quarter	Non-GAAP	Fourth Quarter
	2005	2005	Adjustments	2005	Adjustments	2005

Net sales	$876,133	—	—	876,133	—	876,133

Cost of products sold	657,030	—	—	657,030	—	657,030
Selling, general and administrative	104,626	—	—	104,626	—	104,626
Depreciation and amortization	53,715	—	—	53,715	(1,923)	51,792
Research and development	15,261	—	—	15,261	—	15,261
Equity income	(989)	—	—	(989)	—	(989)
Facility closures, severance and related costs	(1,582)	—	—	(1,582)	1,582	—
Antitrust costs	29,735	—	—	29,735	(29,735)	—
Merger costs	17,166	—	—	17,166	(17,166)	—
In-process research and development	(2,100)	—	2,100	—	—	—

Operating profit (loss)	3,271	—	(2,100)	1,171	47,242	48,413
Interest expense	29,815	—	—	29,815	—	29,815
Loss on early extinguishment of debt	44,232	—	—	44,232	(44,232)	—
Other (income) expense, net	2,148	—	—	2,148	3,199	5,347

Earnings (loss) from continuing operations before income taxes	(72,924)	—	(2,100)	(75,024)	88,275	13,251
Income tax expense (benefit)	18,383	—	—	18,383	(13,746)	4,637

Earnings (loss) from continuing operations	$(91,307)	—	(2,100)	(93,407)	102,021	8,614

Diluted earnings (loss) from continuing operations	$(0.38)			(0.39)		0.04

Diluted weighted average shares outstanding	239,937			239,937		242,616

	Pre-Tax	After Tax
Pro Forma Adjustments consist of the following:
In-process research and development	$(2,100)	(2,100)
	$(2,100)	(2,100)

	Pre-Tax	After Tax
Non-GAAP Adjustments consist of the following:
Facility closures, severance and related costs	$(1,582)	(1,029)
Antitrust costs	29,735	27,130
Merger costs	17,166	11,158
Gain/Loss on disposition of Business	(3,199)	(2,079)
Loss on early extinquishment of debt	44,232	28,751
Change in useful life of assets	1,923	1,250
Tax effect of tax adjustments to the ongoing effective tax rate		36,840 (a)
	$88,275	102,021

(a)          Tax adjustment includes:
A $36.2 million provision for a one time dividend under the Foreign Earnings Repatriation provision of the 2004 American Jobs Creation Act.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Year ended December 31, 2005

 (In thousands, except per share data)

		Conformed		Pro Forma		Pro Forma Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Year	Year	Pro Forma	Year	Non-GAAP	Year
	2005	2005	Adjustments	2005	Adjustments	2005

Net sales	$2,986,608	911,834	—	3,898,442	—	3,898,442

Cost of products sold	2,203,115 (a)	673,401	(37,563)	2,838,953	2,600	2,841,553
Selling, general and administrative	330,354	110,849	(480)	440,723	—	440,723
Depreciation and amortization	157,822	39,748	3,880	201,450	(1,923)	199,527
Research and development	51,826	13,301	(104)	65,023	—	65,023
Equity income	(1,765)	(738)	—	(2,503)	—	(2,503)
Facility closures, severance and related costs	22,713	1,228	—	23,941	(23,941)	—
Antitrust costs	42,955	—	—	42,955	(42,955)	—
Merger costs	45,230	138,429	(138,429)	45,230	(45,230)	—
In-process research and development	73,300	—	(73,300)	—	—	—

Operating profit (loss)	61,058	(64,384)	245,996	242,670	111,449	354,119
Interest expense	107,701	13,814	(4,404)	117,111	—	117,111
Loss on early extinguishment of debt	55,091	—	—	55,091	(55,091)	—
Other (income) expense, net	11,764	1,164	—	12,928	3,199	16,127

Earnings (loss) from continuing operations before income taxes	(113,498)	(79,362)	250,400	57,540	163,341	220,881
Income tax expense (benefit)	69,691	(3,833)	37,232	103,090	(25,783)	77,307

Earnings (loss) from continuing operations	$(183,189)	(75,529)	213,168	(45,550)	189,124	143,574

Diluted earnings (loss) from continuing operations				(0.19)		0.60

Diluted weighted average shares outstanding				235,925		239,646

	Pre-Tax	After Tax
Pro Forma Adjustments consist of the following:
Pension	$1,950	1,190
Interest	4,404	2,686
Purchase Accounting Depreciation	5,274	3,275
Amortization	(9,154)	(5,254)
Inventory Accounting	(903)	71
Merger Costs	138,429	110,571
Purchase accounting inventory fair value impact	37,100	27,329
In-process research and development	73,300	73,300
	$250,400	213,168

	Pre-Tax	After Tax
Non-GAAP Adjustments consist of the following:
Facility closures, severance and related costs	$23,941	15,326
Antitrust costs	42,955	35,723
Merger costs	45,230	29,456
Gain/Loss on disposition of Business	(3,199)	(2,079)
Hurricane Costs	4,563	2,966	(b)
Conyers Fire Costs	(7,163)	(4,656	)(c)
Loss on early extinquishment of debt	55,091	35,809
Change in useful life of assets	1,923	1,250
Tax effect of tax adjustments to the ongoing effective tax rate	—	75,329	(d)
	$163,341	189,124

(a)          Includes $37.1 million related to the fair value impact of purchase accounting on inventory.

(b)         Includes direct expenses due to Hurricanes Katrina and Rita.

(c)          Represents insurance recoveries related to a fire at the Company’s Conyers, Georgia facility.

(d)         Tax adjustment includes:

1.               A $55.5 million provision for a one time dividend under the Foreign Earnings Repatriation provision of the 2004 American Jobs Creation Act.

2.               A $12.7 million valuation reserve for deferred tax assets attributable to income tax credits and state net operating losses where the Company has determined that it is more likely than not the assets will not be realized.

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

First quarter ended March 31, 2004

(In thousands of dollars)

	Chemtura First Quarter 2004	Conformed Great Lakes First Quarter 2004	Pro Forma Adjustments	Pro Forma Combined First Quarter 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined First Quarter 2004

Sales

Plastic Additives	$209,980	173,264	—	383,244	—	383,244
Polymers	118,525	—	—	118,525	—	118,525
Specialty Additives	112,102	9,170	—	121,272	—	121,272
Crop Protection	76,474	8,497	—	84,971	—	84,971
Consumer Products	—	128,236	—	128,236	—	128,236
Polymer Processing Equipment	38,428	—	—	38,428	—	38,428
Other	—	38,784	—	38,784	—	38,784
	555,509	357,951	—	913,460	—	913,460

OPERATING PROFIT

Plastic Additives	$(1,486)	2,770	(2,171)	(887)	—	(887)
Polymers	14,465	—	—	14,465	—	14,465
Specialty Additives	6,164	656	(20)	6,800	—	6,800
Crop Protection	28,441	3,930	87	32,458	—	32,458
Consumer Products	—	12,685	(705)	11,980	—	11,980
Polymer Processing Equipment	(1,764)	—	—	(1,764)	—	(1,764)
Other	—	6,069	738	6,807	—	6,807

	45,820	26,110	(2,071)	69,859	—	69,859

General corporate expense	(15,482)	(18,331)	(4,589)	(38,402)	7,074	(31,328)
Unabsorbed overhead expense from
discontinued operations	(2,574)	—	—	(2,574)	—	(2,574)
Facility closures, severance and
related costs	(2,411)	(7,749)	—	(10,160)	10,160	—
Antitrust costs	(4,053)	—	—	(4,053)	4,053	—

Total operating profit (loss)	$21,300	30	(6,660)	14,670	21,287	35,957

Operating Profit

Pro Forma Adjustments consist of the following:

Pension	$1,327
Purchase Accounting Depreciation	2,637
Amortization	(4,673)
Inventory Accounting	(5,951)
$(6,660)

Operating Profit

Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$10,160
Antitrust costs	4,053
Gain on disposition of business	(3,615)
Change in useful life of computer software	4,800
Executive Terminations	5,889
$21,287

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Second quarter ended June 30, 2004

(In thousands of dollars)

	Chemtura Second Quarter 2004	Conformed Great Lakes Second Quarter 2004	Pro Forma Adjustments	Pro Forma Combined Second Quarter 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Second Quarter 2004

Sales

Plastic Additives	$217,814	188,984	—	406,798	—	406,798
Polymers	118,927	—	—	118,927	—	118,927
Specialty Additives	112,520	9,109	—	121,629	—	121,629
Crop Protection	86,224	8,262	—	94,486	—	94,486
Consumer Products	—	196,384	—	196,384	—	196,384
Polymer Processing Equipment	45,926	—	—	45,926	—	45,926
Other	—	40,389	—	40,389	—	40,389
	581,411	443,128	—	1,024,539	—	1,024,539

OPERATING PROFIT

Plastic Additives	$(1,798)	8,743	1,215	8,160	—	8,160
Polymers	15,110	—	—	15,110	—	15,110
Specialty Additives	6,225	1,080	259	7,564	—	7,564
Crop Protection	21,329	2,528	87	23,944	—	23,944
Consumer Products	—	31,870	540	32,410	700	33,110
Polymer Processing Equipment	1,508	—	—	1,508	—	1,508
Other	—	3,882	2,216	6,098	—	6,098

	42,374	48,103	4,317	94,794	700	95,494

General corporate expense	(16,376)	(22,341)	(4,363)	(43,080)	9,400	(33,680)
Unabsorbed overhead expense from discontinued operations	(2,358)	—	—	(2,358)	—	(2,358)
Facility closures, severance and related costs	(3,278)	(6,495)	—	(9,773)	9,773	—
Antitrust costs	(4,350)	—	—	(4,350)	4,350	—

Total operating profit (loss)	$16,012	19,267	(46)	35,233	24,223	59,456

Operating Profit

Pro Forma Adjustments consist of the following:

Pension	$1,327
Purchase Accounting Depreciation	2,637
Amortization	(4,448)
Inventory Accounting	438
$(46)

Operating Profit

Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$9,773
Antitrust costs	4,350
Gain on disposition of business	(3,200)
Conyers Fire Costs	5,500
Change in useful life of computer software	7,800
$24,223

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Third quarter ended September 30, 2004

(In thousands of dollars)

	Chemtura Third Quarter 2004	Conformed Great Lakes Third Quarter 2004	Pro Forma Adjustments	Pro Forma Combined Third Quarter 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Third Quarter 2004

Sales

Plastic Additives	$213,920	189,266	—	403,186	—	403,186
Polymers	114,044	—	—	114,044	—	114,044
Specialty Additives	116,807	8,417	—	125,224	—	125,224
Crop Protection	88,293	13,988	—	102,281	—	102,281
Consumer Products	—	135,856	—	135,856	—	135,856
Polymer Processing Equipment	40,961	—	—	40,961	—	40,961
Other	—	44,308	—	44,308	—	44,308
	574,025	391,835	—	965,860	—	965,860

OPERATING PROFIT

Plastic Additives	$7,493	6,261	6,826	20,580	—	20,580
Polymers	15,760	—	—	15,760	—	15,760
Specialty Additives	3,258	255	248	3,761	—	3,761
Crop Protection	26,140	6,450	87	32,677	—	32,677
Consumer Products	—	9,183	4,663	13,846	1,700	15,546
Polymer Processing Equipment	357	—	—	357	—	357
Other	—	7,177	(684)	6,493	—	6,493

	53,008	29,326	11,140	93,474	1,700	95,174

General corporate expense	(22,817)	(23,724)	(4,389)	(50,930)	13,494	(37,436)
Unabsorbed overhead expense from discontinued operations	(2,463)	—	—	(2,463)	—	(2,463)
Facility closures, severance and related costs	(40,070)	(139)	—	(40,209)	40,209	—
Antitrust costs	(8,426)	—	—	(8,426)	8,426	—

Total operating profit (loss)	$(20,768)	5,463	6,751	(8,554)	63,829	55,275

Operating Profit

Pro Forma Adjustments consist of the following:

Pension	$1,327
Purchase Accounting Depreciation	2,637
Amortization	(4,474)
Inventory Accounting	7,261
$6,751

Operating Profit

Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$40,209
Antitrust costs	8,426
Conyers Fire Costs	10,400
Change in useful life of computer software	3,100
Executive Terminations	1,694
$63,829

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Fourth quarter ended December 31, 2004

(In thousands of dollars)

	Chemtura Fourth Quarter 2004	Conformed Great Lakes Fourth Quarter 2004	Pro Forma Adjustments	Pro Forma Combined Fourth Quarter 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Fourth Quarter 2004

Sales

Plastic Additives	$214,795	221,948	—	436,743	—	436,743
Polymers	117,959	—	—	117,959	—	117,959
Specialty Additives	117,235	9,863	—	127,098	—	127,098
Crop Protection	69,603	16,756	—	86,359	—	86,359
Consumer Products	—	113,908	—	113,908	—	113,908
Polymer Processing Equipment	54,694	—	—	54,694	—	54,694
Other	—	48,310	—	48,310	—	48,310
	574,286	410,785	—	985,071	—	985,071

OPERATING PROFIT

Plastic Additives	$13,144	13,697	(4,242)	22,599	—	22,599
Polymers	17,142	—	—	17,142	—	17,142
Specialty Additives	6,019	1,490	(224)	7,285	—	7,285
Crop Protection	9,785	5,999	87	15,871	—	15,871
Consumer Products	—	(27)	5,272	5,245	800	6,045
Polymer Processing Equipment	3,259	—	—	3,259	—	3,259
Other	—	6,020	811	6,831	—	6,831

	49,349	27,179	1,704	78,232	800	79,032

General corporate expense	(23,629)	(18,125)	(4,429)	(46,183)	7,621	(38,562)
Unabsorbed overhead expense from discontinued operations	(2,088)	—	—	(2,088)	—	(2,088)
Facility closures, severance and related costs	(17,049)	(1,904)	—	(18,953)	18,953	—
Antitrust costs	(96,907)	—	—	(96,907)	96,907	—

Total operating profit (loss)	$(90,324)	7,150	(2,725)	(85,899)	124,281	38,382

Operating Profit

Pro Forma Adjustments consist of the following:

Pension	$1,327
Purchase Accounting Depreciation	2,637
Amortization	(4,514)
Inventory Accounting	(2,175)
$(2,725)

Operating Profit

Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$18,953
Antitrust costs	96,907
Conyers Fire Costs	1,100
Executive Terminations	7,321
$124,281

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Year ended December 31, 2004

(In thousands of dollars)

	Chemtura Year 2004	Conformed Great Lakes Year 2004	Pro Forma Adjustments	Pro Forma Combined Year 2004	Non-GAAP Adjustments	Pro Forma Adjusted Combined Year 2004

Sales

Plastic Additives	$856,509	773,462	—	1,629,971	—	1,629,971
Polymers	469,455	—	—	469,455	—	469,455
Specialty Additives	458,664	36,559	—	495,223	—	495,223
Crop Protection	320,594	47,503	—	368,097	—	368,097
Consumer Products	—	574,384	—	574,384	—	574,384
Polymer Processing Equipment	180,009	—	—	180,009	—	180,009
Other	—	171,791	—	171,791	—	171,791
	2,285,231	1,603,699	—	3,888,930	—	3,888,930

OPERATING PROFIT

Plastic Additives	$17,353	31,471	1,628	50,452	—	50,452
Polymers	62,477	—	—	62,477	—	62,477
Specialty Additives	21,666	3,481	263	25,410	—	25,410
Crop Protection	85,695	18,907	348	104,950	—	104,950
Consumer Products	—	53,711	9,770	63,481	3,200	66,681
Polymer Processing Equipment	3,360	—	—	3,360	—	3,360
Other	—	23,148	3,081	26,229	—	26,229

	190,551	130,718	15,090	336,359	3,200	339,559

General corporate expense	(78,304)	(82,521)	(17,770)	(178,595)	37,589	(141,006)
Unabsorbed overhead expense from discontinued operations	(9,483)	—	—	(9,483)	—	(9,483)
Facility closures, severance and related costs	(62,808)	(16,287)	—	(79,095)	79,095	—
Antitrust costs	(113,736)	—	—	(113,736)	113,736	—

Total operating profit (loss)	$(73,780)	31,910	(2,680)	(44,550)	233,620	189,070

Operating Profit

Pro Forma Adjustments consist of the following:

Pension	$5,308
Purchase Accounting Depreciation	10,548
Amortization	(18,109)
Inventory Accounting	(427)
$(2,680)

Operating Profit

Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$79,095
Antitrust costs	113,736
Gain on disposition of business	(6,815)
Conyers Fire Costs	17,000
Change in useful life of computer software	15,700
Executive Terminations	14,904
$233,620

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

First quarter ended March 31, 2005

(In thousands of dollars)

	Chemtura First Quarter 2005	Conformed Great Lakes First Quarter 2005	Pro Forma Adjustments	Pro Forma Combined First Quarter 2005	Non-GAAP Adjustments	Pro Forma Adjusted Combined First Quarter 2005

Sales

Plastic Additives	$208,287	219,543	—	427,830	—	427,830
Polymers	130,818	—	—	130,818	—	130,818
Specialty Additives	132,319	9,291	—	141,610	—	141,610
Crop Protection	77,913	10,617	—	88,530	—	88,530
Consumer Products	—	139,870	—	139,870	—	139,870
Polymer Processing Equipment	40,393	—	—	40,393	—	40,393
Other	—	41,104	—	41,104	—	41,104
	589,730	420,425	—	1,010,155	—	1,010,155

OPERATING PROFIT

Plastic Additives	$16,922	20,193	6,277	43,392	—	43,392
Polymers	23,649	—	—	23,649	—	23,649
Specialty Additives	26,344	1,019	132	27,495	—	27,495
Crop Protection	19,497	3,790	81	23,368	—	23,368
Consumer Products	—	5,588	(4,354)	1,234	837	2,071
Polymer Processing Equipment	(470)	—	—	(470)	—	(470)
Other	—	3,532	466	3,998	—	3,998

	85,942	34,122	2,602	122,666	837	123,503

General corporate expense	(21,234)	(4,839)	(4,467)	(30,540)	(8,000)	(38,540)
Unabsorbed overhead expense from discontinued operations	—	—	—	—	—	—
Facility closures, severance and related costs	(158)	(982)	—	(1,140)	1,140	—
Antitrust costs	(3,166)	—	—	(3,166)	3,166	—
Merger costs	—	(2,549)	2,549	—	—	—

Total operating profit (loss)	$61,384	25,752	684	87,820	(2,857)	84,963

Operating Profit

Pro Forma Adjustments consist of the following:

Pension	$975
Purchase Accounting Depreciation	2,637
Amortization	(4,550)
Inventory Accounting	(927)
Merger Costs	2,549
$684

Operating Profit

Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$1,140
Antitrust costs	3,166
Conyers Fire Costs	(7,163)
$(2,857)

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Second quarter ended June 30, 2005

(In thousands of dollars)

	Chemtura Second Quarter 2005	Conformed Great Lakes Second Quarter 2005	Pro Forma Adjustments	Pro Forma Combined Second Quarter 2005	Non-GAAP Adjustments	Pro Forma Adjusted Combined Second Quarter 2005

Sales

Plastic Additives	$209,982	213,190	—	423,172	—	423,172
Polymers	138,503	—	—	138,503	—	138,503
Specialty Additives	154,922	10,852	—	165,774	—	165,774
Crop Protection	90,977	12,547	—	103,524	—	103,524
Consumer Products	—	206,084	—	206,084	—	206,084
Polymer Processing Equipment	7,945	—	—	7,945	—	7,945
Other	—	48,736	—	48,736	—	48,736
	602,329	491,409	—	1,093,738	—	1,093,738

OPERATING PROFIT

Plastic Additives	$15,163	14,709	2,346	32,218	—	32,218
Polymers	27,707	—	—	27,707	—	27,707
Specialty Additives	30,194	1,459	176	31,829	—	31,829
Crop Protection	25,205	3,426	81	28,712	—	28,712
Consumer Products	—	26,054	59	26,113	—	26,113
Polymer Processing Equipment	(2,533)	—	—	(2,533)	—	(2,533)
Other	—	6,693	891	7,584	—	7,584

	95,736	52,341	3,553	151,630	—	151,630

General corporate expense	(14,334)	(6,351)	(4,521)	(25,206)	—	(25,206)
Unabsorbed overhead expense from discontinued operations	—	—	—	—	—	—
Facility closures, severance and related costs	(23,917)	(246)	—	(24,163)	24,163	—
Antitrust costs	(3,338)	—	—	(3,338)	3,338	—
Merger costs	(8,686)	(135,880)	135,880	(8,686)	8,686	—

Total operating profit (loss)	$45,461	(90,136)	134,912	90,237	36,187	126,424

Operating Profit

Pro Forma Adjustments consist of the following:

Pension	$975
Purchase Accounting Depreciation	2,637
Amortization	(4,604)
Inventory Accounting	24
Merger Costs	135,880
$134,912

Operating Profit

Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$24,163
Antitrust costs	3,338
Merger costs	8,686
$36,187

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Third quarter ended September 30, 2005

(In thousands of dollars)

	Chemtura Third Quarter 2005	Conformed Great Lakes Third Quarter 2005	Pro Forma Adjustments	Pro Forma Combined Third Quarter 2005	Non-GAAP Adjustments	Pro Forma Adjusted Combined Third Quarter 2005

Sales

Plastic Additives	$374,561	—	—	374,561	—	374,561
Polymers	121,897	—	—	121,897	—	121,897
Specialty Additives	133,702	—	—	133,702	—	133,702
Crop Protection	102,652	—	—	102,652	—	102,652
Consumer Products	140,294	—	—	140,294	—	140,294
Polymer Processing Equipment	—	—	—	—	—	—
Other	45,310	—	—	45,310	—	45,310
	918,416	—	—	918,416	—	918,416

OPERATING PROFIT

Plastic Additives	$25,443	—	—	25,443	1,998	27,441
Polymers	24,328	—	—	24,328	880	25,208
Specialty Additives	19,704	—	—	19,704	1,028	20,732
Crop Protection	29,554	—	—	29,554	—	29,554
Consumer Products	10,508	—	—	10,508	657	11,165
Polymer Processing Equipment	—	—	—	—	—	—
Other	4,864	—	—	4,864	—	4,864

	114,401	—	—	114,401	4,563	118,964

General corporate expense	(24,645)	—	—	(24,645)	—	(24,645)
Unabsorbed overhead expense from discontinued operations	—	—	—	—	—	—
Facility closures, severance and related costs	(220)	—	—	(220)	220	—
Antitrust costs	(6,716)	—	—	(6,716)	6,716	—
Merger costs	(19,378)	—	—	(19,378)	19,378	—
Purchase accounting inventory
fair value impact	(37,100)	—	37,100	—	—	—
In-process research and development	(75,400)	—	75,400	—	—	—

Total operating profit (loss)	$(49,058)	—	112,500	63,442	30,877	94,319

Operating Profit

Pro Forma Adjustments consist of the following:

Purchase accounting inventory fair value impact	$37,100
In-process research and development	75,400
$112,500

Operating Profit

Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$220
Antitrust costs	6,716
Merger costs	19,378
Hurricane Costs	4,563
$30,877

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Fourth quarter ended December 31, 2005

(In thousands of dollars)

		Conformed		Pro Forma		Pro Forma Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Fourth Quarter	Fourth Quarter	Pro Forma	Fourth Quarter	Non-GAAP	Fourth Quarter
	2005	2005	Adjustments	2005	Adjustments	2005
Sales

Plastic Additives	$363,797	—	—	363,797	—	363,797
Polymers	126,253	—	—	126,253	—	126,253
Specialty Additives	140,147	—	—	140,147	—	140,147
Crop Protection	82,068	—	—	82,068	—	82,068
Consumer Products	120,964	—	—	120,964	—	120,964
Polymer Processing Equipment	—	—	—	—	—	—
Other	42,904	—	—	42,904	—	42,904
	876,133	—	—	876,133	—	876,133

OPERATING PROFIT

Plastic Additives	$15,938	—	—	15,938		15,938
Polymers	18,671	—	—	18,671		18,671
Specialty Additives	19,736	—	—	19,736		19,736
Crop Protection	7,850	—	—	7,850	—	7,850
Consumer Products	12,707	—	—	12,707		12,707
Polymer Processing Equipment	—	—	—	—	—	—
Other	3,347	—	—	3,347	—	3,347

	78,249	—	—	78,249	—	78,249

General corporate expense	(31,759)	—	—	(31,759)	1,923	(29,836)
Unabsorbed overhead expense from discontinued operations	—	—	—	—	—	—
Facility closures, severance and related costs	1,582	—	—	1,582	(1,582)	—
Antitrust costs	(29,735)	—	—	(29,735)	29,735	—
Merger costs	(17,166)	—	—	(17,166)	17,166	—
Purchase accounting inventory fair value impact	—	—	—	—	—	—
In-process research and development	2,100	—	(2,100)	—	—	—

Total operating profit (loss)	$3,271	—	(2,100)	1,171	47,242	48,413

	Operating
	Profit
Pro Forma Adjustments consist of the following:

In-process research and development	(2,100)
	$(2,100)

	Operating
	Profit
Non-GAAP Adjustments consist of the following:

Facility closures, severance and related costs	$(1,582)
Antitrust costs	29,735
Merger costs	17,166
Change in useful life of assets	1,923
	$47,242

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Year ended December 31, 2005

(In thousands of dollars)

		Conformed		Pro Forma		Pro Forma Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Year	Year	Pro Forma	Year	Non-GAAP	Year
	2005	2005	Adjustments	2005	Adjustments	2005
Sales

Plastic Additives	$1,156,627	432,733	—	1,589,360	—	1,589,360
Polymers	517,471	—	—	517,471	—	517,471
Specialty Additives	561,090	20,143	—	581,233	—	581,233
Crop Protection	353,610	23,164	—	376,774	—	376,774
Consumer Products	261,258	345,954	—	607,212	—	607,212
Polymer Processing Equipment	48,338	—	—	48,338	—	48,338
Other	88,214	89,840	—	178,054	—	178,054
	$2,986,608	911,834	—	3,898,442	—	3,898,442

OPERATING PROFIT

Plastic Additives	$73,466	34,902	8,623	116,991	1,998	118,989
Polymers	94,355	—	—	94,355	880	95,235
Specialty Additives	95,978	2,478	308	98,764	1,028	99,792
Crop Protection	82,106	7,216	162	89,484	—	89,484
Consumer Products	23,215	31,642	(4,295)	50,562	1,494	52,056
Polymer Processing Equipment	(3,003)	—	—	(3,003)	—	(3,003)
Other	8,211	10,225	1,357	19,793	—	19,793

	374,328	86,463	6,155	466,946	5,400	472,346

General corporate expense	(91,972)	(11,190)	(8,988)	(112,150)	(6,077)	(118,227)
Unabsorbed overhead expense from discontinued operations	—	—	—	—	—	—
Facility closures, severance and related costs	(22,713)	(1,228)	—	(23,941)	23,941	—
Antitrust costs	(42,955)	—	—	(42,955)	42,955	—
Merger costs	(45,230)	(138,429)	138,429	(45,230)	45,230	—
Purchase accounting inventory fair value impact	(37,100)	—	37,100	—	—	—
In-process research and development	(73,300)	—	73,300	—	—	—

Total operating profit (loss)	$61,058	(64,384)	245,996	242,670	111,449	354,119

	Operating
	Profit
Pro Forma Adjustments consist of the following:

Pension	$1,950
Purchase Accounting Depreciation	5,274
Amortization	(9,154)
Inventory Accounting	(903)
Merger Costs	138,429
Purchase accounting inventory fair value impact	37,100
In-process research and development	73,300
	$245,996

	Operating
	Profit
Non-GAAP Adjustments consist of the following:
Facility closures, severance and related costs	$23,941
Antitrust costs	42,955
Merger costs	45,230
Hurricane Costs	4,563
Conyers Fire Costs	(7,163)
Change in useful life of assets	1,923
	$111,449